UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERON THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HERON THERAPEUTICS, INC. 25 FENTON MAIN STREET SUITE 300 CARY, NC 27511 Your Vote Counts! HERON THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET V94092-P51173 You invested in HERON THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 11, 2026 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/HRTX2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect seven director nominees named in the enclosed Proxy Statement to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal. Nominees: 1a. Craig Collard For 1b. Tom Cusack For 1c. Sharmila Dissanaike, M.D., FACS, FCCM For 1d. Craig Johnson For 1e. Michael Kaseta For 1f. Adam Morgan For 1g. Christian Waage For 2. To ratify the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve, on a nonbinding advisory basis, compensation paid to our Named Executive Officers during the fiscal year ended December 31, 2025. For 4. To approve the amendment and restatement of the Company’s 2007 Amended and Restated Equity Incentive Plan, to, among other things, increase the number of shares of common stock authorized for issuance thereunder by an additional 16,560,000 shares. For 5. To amend the Company’s 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by an additional 10,000,000 shares. For 6. To ratify, on a nonbinding advisory basis, the adoption of the Tax Benefits Preservation Plan. For 7. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V94093-P51173